Exhibit 99.1

Investor Presentation Second Quarter 2012 Update

* Forward-Looking Statements & Non-GAAP Financial Measures Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectability of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Notes on Non-GAAP Financial Measures Net operating income is a non-GAAP measure defined as net income excluding after-tax realized gains and losses. Accident year combined ratio is a non-GAAP measure that the impact of any adverse or favorable development on prior year loss reserves. These non-GAAP metrics are common measurements for property and casualty insurance companies. We believe this presentation enhances the understanding of our results by highlighting the underlying profitability of our insurance business. Additionally, these measures are key internal management performance standards.

* Overview of Meadowbrook Specialty niche focused commercial insurance underwriter and insurance administration services company Founded in 1955, organized as holding company in 1985, IPO in 1995 Headquartered in Southfield, MI with 34 locations throughout the U.S. and Bermuda and over 1,000 employees Platform supports both risk bearing and non-risk bearing opportunities Rated “A-” by A.M. Best, with statutory surplus of $377M and shareholders’ equity of $575M at 6/30/2012 Full year 2011 gross written premium of $904M Full year 2011 net commissions and fee revenue of $32.1M

* Overview of Meadowbrook Key Statistics Market Capitalization (at 8/15/2012): $347.9M Book Value at 6/30/2012: $575.0M Book Value per Share at 6/30/2012: $11.55 Excluding unrealized gains/losses, net of deferred taxes: $10.07 Tangible Book Value per Share: $8.46 Price to Book (at 8/15/2012): 0.61x Dividend Yield (at 8/15/2012): 2.9% Statutory Premium Leverage (TTM 6/30/2012) Actual Guideline Maximum GWP to Statutory Surplus 2.6 to 1 2.75 to 1 NWP to Statutory Surplus 2.2 to 1 2.25 to 1 Debt to Equity (6/30/2012): 24.7%; 5.4% excluding debentures & FHLB Debt to Total Capital (6/30/2012): 19.8%; 5.1% excluding debentures & FHLB Insider Ownership (6/30/2012): 6.7%

* Capability Building Through Successful Acquisitions Retail Agency Only 1955: Founded as a retail insurance agency Core Capability Build Out 1985: Star Insurance Company 1990: Savers Property & Casualty Insurance Company 1994: American Indemnity Insurance Company 1996: Association Self Insurance Services 1997: Williamsburg National Insurance Company Crest Financial Services 1998: Ameritrust Insurance Corporation Florida Preferred Administrators, Inc. 1999: TPA Insurance Agency Continued Synergistic Expansion 2007: USSU 2008: Procentury Continued Synergistic Expansion Strategic Staging of Acquisitions Meadowbrook actively reviews acquisition prospects on a strategic basis and enters into transactions that will increase long-term shareholder value We consider a range of strategic factors when looking at acquisitions including: Opportunity to leverage our diverse revenue platform, by expanding current distribution, servicing capabilities, and complementary product lines and classes Ability to attract talented insurance professionals that are a good fit with Meadowbrook culture Opportunity to create “win-win” situation by mitigation our downside risk and providing seller with opportunity to obtain fair value through deal structure

* Disciplined Growth Strategy Continued Synergistic Expansion We seek to achieve controlled growth with an emphasis on underwriting discipline and pricing adequacy. 2012 growth driven largely by rate increases, which have been accelerating throughout 2012. 2012 growth also reflects maturation of 2010-2012 initiatives. Growth between 2007 and 2011 driven by selective acquisitions and through writing rollover books of business with a proven track record of historic profitability. (A) 2008 Initiatives driven primarily by ProCentury merger that closed on 7/31/2008. 2008 initiatives also include USSU business. We began to convert a large portion of the USSU business to MIG paper in 4Q 2010. (B) 2009 Initiatives driven primarily by Midwest relationship that was initiated in second half of 2009. Gross Written Premium ($ in ‘000s) GWP CAGR* (2007-2011): 27.1% *CAGR=Compound annual growth rate YTD 2012 GWP up 17.5% vs. YTD 2011

* Underwriting Focus GAAP Combined Ratio Average (2007-2011)=95.5% Std.Dev (2007-2011)=2.6% Accident Year Combined Ratio (Initial and Re-Estimated as of 6/30/2012) 2007 2008 2009 2010 2011 *The Re-Estimated AY combined ratio reflects reserve adjustments made following the accident year, for example, the 96.3% Re-Estimated 2007 AY combined ratio reflects new loss development information gathered over the 4.5 years from 12/31/2007 to 6/30/2012; the 93.4% Re-Estimated 2008 AY combined ratio reflects new loss development information gathered over the 3.5 years from 12/31/2008 to 6/30/2012. Management initiates underwriting and pricing actions to move AY combined ratios towards 95.0% target

* We Have Delivered Results Over Time Book Value per Share CAGR*, ex dividends (2002 to 2011) = 9.9% CAGR*, with dividends (2002 to 2011) = 10.3% *CAGR=Compound annual growth rate Net Operating Income per Share CAGR* (2002 to 2011)= 35.7% Unusual 2011 Storm Losses * *Acquisition of Procentury occurred in 2008

* The Meadowbrook Approach Our Objective: To deliver consistent earnings, across the market cycle, with a target return on average equity of 10% - 17% We view objective relative to risk free rate, reinvestment rate As reported (2) Pro forma, results exclude $5.9M of unusual 2011 after-tax storm losses We seek to leverage the unique characteristics of our balanced business model to achieve consistent, profitable results across the market cycle.

* Diverse Revenue Sources Earned premium from insurance operations Fee revenue from risk management services Flexibility to utilize multiple distribution channels Positioned to Manage Insurance Cycles Conservative Investment Philosophy Culture of Disciplined Underwriting, Claims Handling & Reserving Product, program and geographic diversification Admitted market capabilities contribute to stability and higher renewal retention Non-admitted capabilities enable opportunistic response in volatile pricing environment High-quality fixed income investment portfolio of $1.5B Investment approach reinforces our focus on underwriting profitability Insurance subsidiaries rated A- (Excellent) by A.M. Best Insurance subsidiary surplus levels can support premium growth Insurance subsidiaries have additional borrowing capacity through FHLB membership ($30M outstanding balance on credit facility at 6/30/2012) Generate cash flows from both regulated and non-regulated sources, which provides flexibility Manageable debt levels, with access to $35M line of credit ($14.5M outstanding balance at 6/30/2012) Strong Capital and Liquidity Position Team of talented insurance professionals with a wide range of expertise across all functions and lines of business Focused on achieving pricing adequacy and adherence to disciplined underwriting standards The Meadowbrook Approach Our balanced business model allows us to adapt to changing market conditions and deliver more predictable results.

* Diverse Revenue Sources Insurance Operations Net Commission & Fee Revenue Diverse revenue sources enhance the durability of our business model. Admitted programs & standard products Main Street Excess & Surplus Lines Non-admitted programs Specialty markets Provides a valuable source of unregulated cash flow Agency commission from non-affiliated carriers Managed program revenue Municipality and association clients 2011 Net Earned Premium: $747.6 M Pre-Tax Net Earned Premium Profit : $2.6M Net Investment Income: $54.5M 2011 Net Commission & Fee Revenue: $32.1 M Pre-Tax Commission & Fee Income: $7.3M

* Positioned to Manage Insurance Cycles Diverse Range of Capabilities Developed Across Various Market Segments Main Street Excess and Surplus Lines Admitted Programs & Standard Market Products Non-Admitted Programs Specialty Market Products Homogeneous specialized programs Heterogeneous geographic centers Utilized specialty agents and program administrators Includes standard market products Broad classes of “Main Street” commercial risks Utilizes general agency distribution No underwriting authority delegated No claims authority delegated Specialized programs ignored or underserved by the standard market Promotes wholesalers with specialty underwriting authority 2011 GWP: $488M 2010 GWP: $468M Food service industry Educators Auto re-possessors Custom harvesters Description Examples Apartments, hotels and motels Contractors liability Restaurants, bars and taverns Convenience stores Oil and gas contractors Pet-sitters Professional liability Package delivery Excess workers’ comp Environmental Marine Med Mal Solutions designed for very specific products and market segments Includes both admitted and excess & surplus lines business Requires special in-house underwriting expertise 2011 GWP: $43M 2010 GWP: $37M 2011 GWP: $122M 2010 GWP: $119M 2011 GWP: $251M 2010 GWP: $178M

* Positioned to Manage Insurance Cycles Diverse Mix of Business 2011 Gross Written Premium Business Mix We have built our business to create product diversification as indicated by the mix of business This platform enables us to grow our business opportunistically with a focus on underwriting discipline and pricing adequacy Since the beginning of 2009, we have achieved cumulative rate increases of: *~8% across our entire book of business *~16% on workers’ compensation *~6% on commercial auto *Commercial multi-peril rates have been flat, but are slightly up in more recent periods *All other lines by less than 5%

* Positioned to Manage Insurance Cycles Diverse Geographic Distribution Our regional perspective provides the infrastructure to achieve geographic diversification, while maintaining our effective local touch. Meadowbrook locations Top 10 production states (2011) 1 Bermuda

Conservative Investment Philosophy

We maintain a high-quality, low-risk investment portfolio.

- Low equity risk exposure
  - 98% fixed income and cash
  - 2% equity
- High credit quality
  - 99% of bonds are investment grade
  - Average S&P rating of AA/Moody's of Aa3
- Interest Rate Risk Protection
  - Hold to maturity
  - High credit quality = low historical impairments
  - Access to additional capital if needed

Portfolio Allocation and Quality

$'s in (000's)	% Allocation 12/31/2011	Fair Value	Gross Unrealized Gain Position	Avg. Moody's	Avg. S&P
Fixed Income					
US Government and Agencies	*2%*	$ 22,366	$ 1,856	Aaa	AA+
Corporate	*36%*	$ 509,069	$ 39,299	A2	A
Mortgage and Asset Backed	*16%*	$ 219,058	$ 14,752	Aaa	AA+
Municipal	*44%*	$ 606,002	$ 49,737	Aa2	AA+
Preferred Stock Debt	*0%*	$ 2,254	$ 330	Ba2	BB
Total Fixed Income	98%	$1,358,749	$ 105,974		
Equities					
Preferred Stock	*1%*	$ 12,147	$ 1,734		
Mutual Funds	*1%*	$ 15,027	$ 264		
Total Equities	2%	$ 27,174	$ 1,998		

__NOTE:__ Data above as of December 31, 2011

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* Conservative Investment Philosophy Our high quality investment portfolio is well matched to our loss reserves and generates a predictable stream of income. Net investment income grew to $55M (TTM 6/30/2012) from $26M in 2007 Invested asset base increased to $1.5B at 6/30/2012, from $0.6B at 12/31/2007 Pre-tax book yield was 3.9% at 6/30/2012 vs. 4.5% at 12/31/2007 The duration of our portfolio increased to 4.9 years at 6/30/2012 from 4.4 years at 12/31/2007 The duration on net reserves of $952M is approximately 3.8 years at 6/30/2012 Pre-tax Net Investment Income ($ in M) and Average Investment Yield *4.4 *4.8 *5.1 *5.0 *4.9 *Effective Duration *4.9

* Financial Highlights – YTD 2Q 2012 Update Highlights ($ in M, except per share amounts) While our results were impacted by adverse development, our current accident year results continue to show incremental improvement. * 2011 results presented above reflect the adoption of new accounting guidance associated with acquiring or renewing insurance contracts. This guidance was adopted retrospectively effective January 1, 2012.

* Accident Year Combined Ratio Rollforward Accident Year Combined Ratio Rollforward The improvement in our accident year combined ratio from 2011 to 2012 was driven primarily by lower levels of storm activity in the current year and a reduction in the expense ratio. A: The improvement in the full year 2011 accident year combined ratio was driven primarily by an improvement in the mix of business and our ability to leverage fixed costs over a larger premium base. B: The full year 2011 accident year combined ratio reflects 1.2% of higher than usual storm losses, whereas we did not experience higher than usual storm losses in 2012. C: The combined ratio improved 0.4% driven primarily by a reduction in the profit sharing commissions and our ability to leverage fixed costs over a larger premium base. These improvements were partially offset by a slight increase in the 2012 loss ratio.

* 2012 Reserve Development Continued Synergistic Expansion The vast majority of the 2012 reserve development relates to the 2009-2011 accident years. Commercial Multi-Peril/General Liability (CMP/GL) and to a lesser extent other lines 2009-2011AY driven by corporate and branch office claims initiative that may have caused an acceleration in case reserves and led to higher incurred losses than our historic development models would have predicted 2007 and prior accident year activity for CMP/GL driven primarily by public entity excess program where proactive steps were taken to oversee the claims activity at the individual self-insured primary claim management level and consolidated the claims handling for this business in one office Workers’ compensation development of $11.1 million, or 3.1% of 12/31/2011 net loss reserves primarily relates to California workers’ compensation business where we strengthened our loss reserves; we continue to see favorable overall underwriting for this line of business and have seen favorable development in states other than California suggesting that past underwriting and pricing actions are gaining traction Commercial automobile driven primarily by policies written in the first half of 2011 and 2010 and reflect the emergence of higher than expected loss activity; the Company has been aggressively raising rates and reducing premium volume to improve future loss ratios in this line of business 2012 Reserve Development & Net Reserves at 12/31/2011 ($ in ‘000s) $38.4M Development by Accident Year ($ in ‘000s) Total Development: $38.4M 12/31/2011 Net Reserves: $879.1M As % of Reserves: 4.4%

Prior Year Loss Reserve Analysis * While the reserve development in 2012 had a large impact on quarterly earnings, our estimates are only slightly higher than expected at our 12/31/2011 evaluation. As early as 2009, management began to book accident year results that exceeded targets as reflected in the 2009 through 2011 accident year combined ratios. Underwriting, pricing and claims handling actions were initiated in 2009 and 2010 and have continued through 2012. (1) 12/31/2009 re-estimated accident year combined ratio for the 2008AY reflects new loss development information gathered over the 1 year from 12/31/2008 to 12/31/2009; 2009AY reflects initial estimate for this accident year. (2) 12/31/2010 re-estimated accident year combined ratio for the 2008AY reflects new loss development information gathered over the 2 years from 12/31/2008 to 12/31/2010; the 2009AY reflects new loss development information gathered over the 1 year from 12/31/2009 to 12/31/2010, etc. (3) 12/31/2011 re-estimated accident year combined ratio for the 2008AY reflects new loss development information gathered over the 3 years from 12/31/2008 to 12/31/2011; the 2009AY reflects new loss development information gathered over the 2 years from 12/31/2009 to 12/31/2011, etc. (4) 6/30/2012 re-estimated accident year combined ratio for the 2008AY reflects new loss development information gathered over the 3.5 years from 12/31/2008 to 6/30/2012, etc. Re-estimated Accident Year Combined Ratio Analysis

Underwriting & Pricing Actions Taken * Recent Actions Taken: Achieved significant rate increases on certain workers’ compensation programs, as well as reducing premium volume in certain states and restricting certain classes of business; we have begun to see favorable development in states other than California, which suggests that are actions are gaining traction Achieved cumulative filed rate increases of 41.5% in our California workers’ compensation business since May of 2009 Took action on a national transportation program increasing rate by approximately 46% since the first quarter of 2011, tightening underwriting through review of driver records and reducing the overall exposure base for this business by more than 50% Maintain culture of “early intervention” through continuous review of all programs and books of business to move toward our profitability targets We actively manage our business to achieve profitable results.

Improved Accident Year Results * Underwriting, pricing and claims handling efforts that were initiated as early as 2010 are beginning to gain traction as reflected in our improved 2011 and 2012 accident year results. (1) 6/30/2012 re-estimated accident year combined ratio for the 2008AY reflects new loss development information gathered over the 3.5 years from 12/31/2008 to 6/30/2012, 2009AY reflects new loss development information gathered over the 2.5 years from 12/31/2009 to 6/30/2012, etc. Re-estimated Accident Year Combined Ratio Analysis Actions taken have begun to positively impact more recent accident year combined ratios Management continues to work towards achieving our target combined ratio of 95.0% Pricing and underwriting actions, reduced storm activity, and a reduction in profit sharing commissions, in combination with our ability to continue to leverage fixed costs over a larger premium base have resulted in the 3.6% improvement in the 2012 accident year combined ratio as compared to the 2011 accident year combined ratio

* 2011 Results and 2012 Guidance Looking ahead, we believe our balanced business model positions us well to continue to deliver predictable earnings Gross Written Premium $904M GAAP Combined Ratio 99.7%* Net income from operations $40.9M* Net operating income per share $0.78* 2011 Results Trend of incremental improvement in 2011 and 2012 accident years is a positive indicator for the business we are writing today Acceleration of rate increases across the book of business suggests continued market firming Efforts to remediate underperforming programs are beginning to gain traction including: **Favorable development on workers’ compensation book in states other than CA **Significant rate increases and reduced exposure for transportation program that was not meeting expectations Outlook for Remainder of 2012 2012 Guidance Gross Written Premium Range of $970M - $990M GAAP Combined Ratio 101.5% - 102.5% Net income from operations $27M - $30M Net operating income per share $0.55 - $0.60 * 2011 results include unusual storm activity that increased the combined ratio by 1.2%, reduced net income by $5.9M and reduced net operating income per share by $0.11.

Investment Considerations * Balanced business model delivers consistent, profitable results Average GAAP combined ratio of 95.5% (2007-2011) GAAP combined ratio standard deviation of 2.6% (2007-2011) Average ROAE (net operating income)10.3% (2007-2011) Proven history of generating profitable growth BVPS, with dividends CAGR (12/31/2001-12/31/2011): 10.3% Net Operating Income CAGR (2002-2011): 35.7% Strong operating cash flows and liquidity Strong balance sheet Current capital and low debt levels position us well to fund future growth High-quality, low-risk investment portfolio Disciplined reserving culture and track record of reserve adequacy Proactive capital management Since 1/1/2008 we have returned $100M, or ~53% of net operating income, to shareholders through dividends and share repurchases Quarterly dividend initiated in 2008; increased to $0.05 per share in 2011 Management authorized to repurchase up to an additional 3.7M shares